UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 0R 15 (D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) December 9, 2011

          eLayaway, Inc.
(Exact name of registrant as specified in its charter)

                          Delaware
(State or Other Jurisdiction of Incorporation)

333-148516	20-8235863
(Commission File Number)	(IRS Employer Identification No.)

1650 Summit Lake Drive, Suite 103, Tallahassee, FL	32317
(Address of Principal Executive Offices)	(Zip Code)

                     (850) 219-8210
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Termination of Officer and Director.  On December 9, 2011, the Board of Directors terminated for cause Douglas Salie as Chief Executive Officer.  On December 12, 2011, a majority of the shareholders of the Company, via written consent, voted to terminate Mr. Salie’s position as Chairman of the Board.

Appointment of Principal Officer.  On December 12, 2011, Sergio Pinon, the Chief Marketing Officer for the Company, was appointed as Chief Executive Officer.

Election of Director.  On December 12, 2011, Bruce Harmon, a Director of the Company, was elected as Chairman via a written consent of the majority of the shareholders of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 12, 2011
eLAYAWAY, INC.

By:	/s/ Sergio A. Pinon
Sergio A. Pinon
Chief Executive Officer